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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 4, 2004



                              NGAS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  PROVINCE OF BRITISH COLUMBIA         0-12185               NOT APPLICABLE
 (STATE OR OTHER JURISDICTION OF     (COMMISSION            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)           IDENTIFICATION NO.)


          120 PROSPEROUS PLACE, SUITE 201
                LEXINGTON, KENTUCKY                              40509-1844
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (859) 263-3948

        (Former name or former address, if changed since the last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2[b]]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4[c])


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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On October 4, 2004, NGAS Resources, Inc. completed a private placement of its 7% Convertible Note in the principal amount of $6.1 million, as described in a press release included as an exhibit to this report and incorporated herein by reference. The note and related common stock purchase warrants were issued in the private placement to an institutional investor in accordance with Regulation D under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

          EXHIBIT
           NUMBER         EXHIBIT

             10.1 Securities Purchase Agreement dated as of October 4, 2004 between NGAS Resources, Inc. and the investor named therein.

             10.2 Form of 7% Convertible Promissory Note issued pursuant to the Securities Purchase Agreement dated as of October 4, 2004 between NGAS Resources, Inc. and the investor named therein.

             10.3 Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of October 4, 2004 between NGAS Resources, Inc. and the investor named therein.

             10.4 Registration Rights Agreement dated as of October 4, 2004 between NGAS Resources, Inc. and the investor named therein.

             99.1         Press Release dated October 4, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              NGAS RESOURCES, INC.



Date:  October 4, 2004                        By:   /s/  William S. Daugherty
                                                  -----------------------------
                                                      William S. Daugherty
                                                     Chief Executive Officer
                                                    (Duly Authorized Officer)
                                                  (Principal Executive Officer)